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                                                                    EXHIBIT 99.2

Date of Note: December 28, 1999

                                PROMISSORY NOTE

 $3,000,000.00 Principal Amount, Floating Rate, due no later than April 30, 2000

     1.   Purpose. This Note is given as additional evidence of the indebtedness
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of Clarus Corporation to Transamerica Business Credit Corporation ("TBCC" or
"Holder") under the Loan and Security Agreement, dated as of December 28, 1999 (the "Loan Agreement"), among Clarus Corporation ("Borrower") and TBCC as Servicing Agent (the "Servicing Agent") and lender, Silicon Valley Bank ("SVB") as Collateral Agent (the "Collateral Agent") and lender and Sand Hill Capital II, L.P. ("Sand Hill") as lender. TBCC, SVB and Sand Hill are hereinafter collectively referred to as "Lenders." The Loan Agreement describes the terms and conditions under which Borrower desires to borrow from Lenders, and Lenders desire to loan to Borrower, an aggregate amount of $7,000,000 (the "Committed Bridge Loan"). The Lenders have committed to extending to Borrower the following portions of the Committed Bridge Loan: TBCC: $3,000,000.00; SVB: $2,000,000.00; and Sand Hill: $2,000,000.00. Capitalized terms used, but not defined, in this Note shall have the meanings set forth in the Loan Agreement.

     2.   Interest and Principal. Borrower promises to pay to TBCC the
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$3,000,000.00 principal amount of this Note (the "Bridge Loan Advance") on the earlier of: (1) the date on which Borrower completes a secondary offering of equity securities with proceeds to Borrower of at least $50,000,000.00 or (2) April 30, 2000. The Bridge Loan Advance accrues interest on the outstanding principal balance at a per annum rate 3.00 percentage points above the Prime Rate. After an Event of Default and while such Event of Default is continuing, Obligations with respect to Bridge Loan Advances accrue interest at 5.00 percent above the rate effective immediately before the Event of Default. Notwithstanding anything to the contrary herein, if Borrower does not repay the Committed Bridge Loan in full by April 30, 2000, the Bridge Loan Advances outstanding will accrue interest at 8 percent above the Prime Rate. The interest rate increases or decreases on the date that the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed. Borrower may prepay the Obligations without penalty upon 1 day's notice to the Servicing Agent.

     3.   Method of Payment. Interest is payable monthly in arrears by wire
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transfer on the first day of each month to the Servicing Agent for the benefit of the Lenders, however, if Borrower is delinquent on any payment of principal or any other Obligation (or in the case of interest payments, 2 days delinquent) due pursuant to the Loan Documents, the Collateral Agent, in its sole discretion, may debit any of Borrower's deposit accounts for principal and interest payments or any amounts
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Borrower owes Lenders, and may, only during the continuation of a delinquency, continue to debit such account(s) as it deems necessary for the satisfaction of the Obligations. The Collateral Agent will notify Borrower and Lenders when it debits Borrower's accounts. These debits are not a set-off. Payments received by the Servicing Agent after 12:00 noon Chicago time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue. Payments due on the Bridge Loan Maturity Date shall be made by wire transfer. After receipt by the Servicing Agent of any payments made pursuant to this Section, the Servicing Agent will promptly pay to the other Lenders such Lenders' pro rata shares of each such payment.

4.   Events of Default.
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     Any one of the following is an Event of Default:

          (a) Borrower fails to pay any of the Obligations within 3 days after their due date or fails to pay the Facility Fee set forth in Section 2.3 of the Loan Agreement on or before January 7, 2000. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

          (b) Borrower does not perform any obligation in Article 6 of the Loan Agreement or violates any covenant in Article 7 of the Loan Agreement or does not perform or observe any other material term, condition or covenant in the Loan Agreement, any Loan Documents, or in any agreement between Borrower and a Lender relating to the Obligations and as to any default under a term, condition or covenant that can be cured, has not cured the default within 20 days after it occurs, or if the default cannot be cured within 20 days or cannot be cured after Borrower's attempts in the 20 day period, and the default may be cured within a reasonable time, then Borrower has an additional time (of not more than 5 days) to attempt to cure the default. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

          (c) (i) A material impairment in the perfection or priority of Lenders' security interest in the Collateral (as described in Exhibit A to the Loan Agreement) or in the value of such Collateral which is not covered by adequate insurance occurs; (ii) Borrower is not able to satisfy its obligations to any Person when due or (iii) a material adverse change in the business, assets, properties, affairs, actual or anticipated results of operations, condition (financial or otherwise) or cash flows of Borrower occurs;

          (d) (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days; (ii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim

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becomes a Lien on a material portion of Borrower's assets; or (iv) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

          (e) (i) Borrower becomes insolvent; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

          (f) There is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $50,000 or that could cause a Material Adverse Change;

          (g) A money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit Extensions will be made before the judgment is stayed or satisfied); and

          (h) If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in the Loan Agreement or in any communication delivered to any of the Lenders or to induce any of the Lenders to enter into any Loan Document.

     5.   Lenders' Rights and Remedies. When an Event of Default occurs and
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continues, Lenders shall have all rights and remedies under applicable law and the Loan Documents, provided, however, that remedial actions hereunder and thereunder shall be taken only by the Collateral Agent and only at the election of the Requisite Lenders. Such remedies shall include, without limitation, all of the rights and remedies set forth in Article 9 of the Loan Agreement.

     6.   Governing Law. The laws of the State of Georgia shall govern this Note
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without regard to principles of conflicts of law.

     7.   Successors. This Note binds and is for the benefit of the successors
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and permitted assigns of Borrower and the Holder. Borrower may not assign this
Note or any rights or Obligations under it without the Lenders' prior written consent which may be granted or withheld in the Lenders' discretion. The Holder has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Holder's obligations, rights and benefits under this Note.

     8.   Separability. Each provision of this Note is severable from every
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other provision in determining the enforceability of any provision.

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9.   Notices. All notices or demands by any party to this Note or any other
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related document must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed below:

     Borrower:                                    Lenders:

                                                  Transamerica Business Credit
                                                  Corporation
                                                  76 Batterson Park Road
                                                  Farmington, CT 06032
                                                  Attn: Robert D. Pomeroy, Jr.
                                                  Fax: (860) 677-6473

     Clarus Corporation                           Silicon Valley Bank
     3970 Johns Creek Court                       3343 Peachtree Rd., NE
     Suwanee, GA 30024                            East Tower, Suite 312
     Attn: Stephen P. Jeffery                     Atlanta, GA 30326
     Fax: (770) 291-8573                          Attn: Thomas Savini
                                                  Fax: (404) 261-2202

                                                  Sand Hill Capital II, L.P.
                                                  3000 Sand Hill Road
                                                  Building 2, Suite 110
                                                  Menlo Park, CA 94025
                                                  Attn: Robert Johnson
                                                  Fax: (650) 234-0414

     A Party may change its notice address by giving each other Party written notice.

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     IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal and delivered, all as of the day and year first written above.

                                        CLARUS CORPORATION

                                        /s/ Arthur G. Walsh, Jr.     (Seal)
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                                        Name:  Arthur G. Walsh, Jr.
                                        Title: Chief Financial Officer